UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4, 2009

TEAM, Inc.
(Exact Name of Registrant as Specified in Charter)

Texas	001-08604	74-1765729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Hermann Drive
Alvin, Texas 77511
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 331-6154

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 — CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 — CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the — Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the — Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

During a recent internal management review of one of our branch operations in Trinidad, we were informed of allegations of improper payments, made by our local employees, to employees of certain customers, including foreign government owned enterprises.  Consequently, the Audit Committee of our Board of Directors initiated an investigation of those allegations with the assistance of independent outside counsel.  The investigation has found evidence suggesting that payments, which may violate the Foreign Corrupt Practices Act (FCPA), were made to employees of foreign government owned enterprises.  While the investigation is ongoing, there has been no indication that the improper payments extend beyond the one Trinidad branch.  Based upon the evidence obtained to date, we believe that the total of these improper payments over the past five years did not exceed $50,000. The total annual revenues from the impacted Trinidad branch represent approximately one-half of one percent of our annual consolidated revenues.

We have voluntary disclosed information relating to the initial allegations, the investigation and the initial findings to the U.S. Department of Justice and to the Securities and Exchange Commission, and we will cooperate with the DOJ and SEC in connection with their review of this matter. The outcome of this investigation cannot be predicted at this time; however, the FCPA and related statutes and regulations do provide for potential monetary penalties as well as criminal and civil sanctions in connection with FCPA violations.

Certain forward-looking information contained herein is being provided in accordance with the provisions of the Private Securities Litigation Reform Act of 1995.  We have made reasonable efforts to ensure that the information, assumptions and beliefs upon which this forward-looking information is based are current, reasonable and complete. Such forward-looking statements involve estimates, assumptions, judgments and uncertainties. There are known and unknown factors that could cause actual results or outcomes to differ materially from those addressed in the forward-looking information, including the completion of our internal investigation into these allegations of improper payments and the review, if any, of these matters by the DOJ and the SEC. Accordingly, there can be no assurance that the forward-looking information contained herein will occur or that objectives will be achieved.  We assume no obligation to publicly update or revise any forward-looking statements made today or any other forward-looking statements we make, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM, INC.

By: /s/ André C. Bouchard
André C. Bouchard
Senior Vice President, Administration, General Counsel & Secretary

Dated: August 4, 2009